Exhibit 99.1
AGENDA
Dover Corporation
2005 Investor Conference

REGISTRATION & CONTINENTAL BREAKFAST		7:30 to 8:00 a.m.

1.	Ron Hoffman – Opening Remarks	8:00 to 8:30 a.m.
2.	Bob Tyre – Acquisition Overview	8:30 to 8:45 a.m.
3.	Dover Electronics Overview – Bob Livingston	8:45 to 9:10 a.m.
4.	Dover Industries Overview – Tim Sandker	9:10 to 9:30 a.m.
5.	Dover Diversified Overview – Bill Spurgeon	9:30 to 9:50 a.m.
6.	Q & A	9:50 to 10:05 a.m.

BREAK		10:05 to 10:20 a.m.

7.	Dover Resources Overview – Dave Ropp	10:20 to 10:45 a.m.
8.	Dover Systems Overview – Ralph Coppola	10:45 to 11:05 a.m.
9.	Dover Technologies Overview – Dave Van Loan	11:05 to 11:25 p.m.
10.	Q & A	11:25 to 11:45 p.m.
11.	Lunch	12:00 to 1:00 p.m.

Performance Counts Technologies Resources Systems Industries Electronics Diversified Ron Hoffman CEO and President

We want to remind everyone that our comments may contain certain forward- looking statements that are inherently subject to uncertainties. We caution everyone to be guided in their analysis of Dover Corporation by referring to our Form 10K for a list of factors that could cause our results to differ from those anticipated in any such forward looking statements. We would also direct your attention to our internet site, www.dovercorporation.com, where considerably more information can be found. Forward Looking Statements

Dover Corporation (DOV: NYSE) DIVERSIFIED INDUSTRIAL MANUFACTURING COMPANIES INDUSTRIALS TECHNOLOGY (CAT) 3rd Qtr 4th Qtr East 84 16 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 3rd Qtr 4th Qtr East 90 10 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Sales Earnings 2005 YTD

Dover's Performance Q1 Q2 Q3 Q4 Q1 Q2 SALES 1230 1366 1430 1406 1438 1585 EARNINGS 141 182 185 148 165 204 North SALES $3.022B UP 16% Record Quarterly Sales LTM Rev. (6/30/05): $5.86B EARNINGS $369M UP 14% Best Since 2000 LTM EBIT (6/30/05): $658.7M EPS $1.09 UP 17% Creating Shareholder Value Market Cap: $8.2 billion 2005 YTD RESULTS

Dover's Unique Culture Trust Based, High Integrity Environment Uncompromised Ethics and Honesty Extend Operating Autonomy to Presidents "Run the Business As If You Own It" Provide Resources to Fuel Growth Dover's Financial Strength Escalates Growth Disciplined Acquisition Criteria Proven Process in Acquiring Successful, Market Leading Niche Manufacturing Companies

Unique Sharing of Best Practices Emphasis on Learning and Improvement No "One Size Fits All" Mentality Business Leaders Share in Wealth Creation Bonuses and Options Tied to Performance Lean Corporate Staff Less than 100 Total In Dover 49 Consecutive Years of Dividend Increase 4th Longest Record on Stock Exchange Dover's Unique Culture

A Global Company Over 500 Locations Worldwide Brazil (14) Mexico (5) Canada (18) Australia (8) China (23) Dominican Republic (3) Argentina (2) Hong Kong (3) India (10) Japan (7) Korea (4) Taiwan (8) Thailand (5) Singapore (8) Malaysia (7) Philippines (1) Europe (183) Algeria (1) 13 13 North America Europe Asia ROW Sales 0.56 0.21 0.14 0.09 West 38.6 34.6 31.6 North 45.9 46.9 45 43.9 REVENUES

Technologies Resources Systems Food Equip. Packaging Electronics Diversified 6 Subsidiaries...48 Operating Companies Industries Oil & Gas Equip. Fluid Solutions Material Hdl. Industrial Equip. Process Equip. Mobile Equip. Service Equip. Product ID CAT Components Commercial Equipment

Dover Sales and Income Revenue YTD 2005 Operating Income Diversified Electronics Industries Resources Systems Technology East 0.138 0.064 0.15 0.358 0.124 0.166 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Diversified Electronics Industries Resources Systems Technology East 0.145 0.092 0.15 0.252 0.117 0.244 West 38.6 34.6 31.6 North 46.9 45 43.9

Dover Day 2004 CEO Transition New Organization Structure Gameplan For Future Growth

Gameplan for Growth Internal Growth Initiatives Gain Market Share New Products, Strategic Advantage and Differentiation Expand Served Markets and Global Footprint Hill Phoenix, ECT, Texas Hydraulics, US Synthetics, Heil Operating Excellence Focus on Lean Initiatives and Continuous Improvement Global Sourcing, Sharing of Best Practices Dover Metrics, Performance Counts, Ram Charan Teachings

Organic Growth 2003 2004 2005 YTD 4th Qtr East 0.04 0.14 0.07 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Target: 5-7% Annual Growth

Dover Metrics 8 Inventory Turns 10% Annual Earnings Growth 15% Margins 20% Working Capital 25% Return on Investment (Internal) Performance Counts

Dover Metrics (2005 YTD) Inventory Turns Earnings Growth Margins Working Capital Oper. Co. ROI East 8 10 15 20 25 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 8 10 15 20 25 5.1 10.2* 12.2 20.0 22.5 * Annualized 2005 YTD Earnings

Gameplan for Growth Growth Through Acquisitions Focused on Finding Future Growth Platforms Solid Brands, Market Leaders, Global Footprint, Proven Result New Markets for Dover Shareholders Colder Products, Knowles Electronics Add-Ons to Existing Companies Must be Synergistic in Nature Typically of sufficient size to be meaningful Avborne, Harbor Electronics, Corning FC, Datamax

Acquisition Spending 2000 2001 2002 2003 2004 2005E Acq. Spend 506.3 281.8 100.1 372.4 514.3 383 West 750 North Target: 8-10% of Revenue Annually In millions Knowles 10% 7% 2% 8% 9% 18%* * Estimated

Gameplan for Growth Portfolio Management Growth Platforms: Strong Growth, Defensible Earnings Stable Platforms: Stable Results, Strong Cash Flow Challenged Companies: Low Growth, Performance Concerns Recent Results: Sold 15 businesses (2003 - Present) $281M in Annualized Revenue @ 4% Margins Added 20 Businesses (2003-Present) $765M in Annualized Revenue @ 18% Margins

Dover's ROIC 2001 2002 2003 2004 2005 YTD East 0.067 0.075 0.096 0.12 0.125 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Improving

Capital Allocation Invest To Grow Companies We Own Acquire Companies That Support Dover's Growth Pay Shareholders Dividends Repay Debt Repurchase Stock

A Unique Culture Focusing on Performance Metrics Maintaining Acquisition Discipline Poised for Growth "Doing the Right Things Right"

Corporate Development Bob Tyre - Vice President

ACQUISITIONS: CURRENT MARKET IS VERY ACTIVE Dover is competitive, particularly where management has a voice Dover is maintaining its discipline Dover is willing to do bigger deals 2005 SHAPING UP AS RECORD YEAR 1st H 5 CLOSED $119 3rd Q 2-3 CLOSED >200 4th Q KNOWLES 750 - OTHERS POSSIBLE

DOVER

ACQUISITIONS: HISTORY

1990

$ 85 MILLION

◆Witteman
◆Marathon
Security Elevator

1991

$3 MILLION

Empire Elevator
Hudson Elevator

1992

$100 Million

◆A-C Compressor
B&S Screw Machine
◆Vectron Labs

1993

$312 MILLION

◆The Heil Co
Richland
◆Belvac
◆TEC
◆Phoenix Refrig.
J&L
Dynapert

1994

$ 185 MILLION

◆Midland
◆TNI
Koolrad
HTT/Swep
Reheat AB
Technopak
Tarby
Midstate Elevator
◆Hill

1995

$323 MILLION

◆Mark Andy
Knappo
◆Imaje
Margaux
Hasstech
Hammond Engin.
AT&T FCP
Trailmaster
◆ GFS

1996

$282 MILLION

◆ECT
PRC
◆Tulsa Winch
Light Machines
BSL
Dow Key
Robohand
Marte
Realcold
KVG

1997

$261 MILLION

◆SWF
Quarzkeramik
◆Hydro Systems
Telefilter
Luther & Maelzer
ESH
Circuit Test
SWEP Aust.
L&E
K&K
Emmert
EOA
Preco
Conmec
Mouvex
Vitronics

1998

$556 MILLION

◆Quartzdyne
Thompson
◆Wiseco
Nova
Sonic
Avtec
◆ PDQ
Koolant
Prox
◆Wilden
CCMOP
Thermofluid
Gemini

1999

$599 MILLION

Van Dam
◆Alphasem
Hydratight
Graphics Microsys.
TTI-Cons
EMA Ind.
◆Somero
Richards
JE Piston
Advantage
Parts
Lee Laser
Arcom
◆Crenlo
Forward
HAS
DP Winch
Heil Asia

2000

$506 MILLION

Sure Seal
Prime Yield
Hydro-Cam
◆Triton
Yakima Wire
Gerald L. Greer
Tipper Tie Alpina
Hydromotion Inc
Provacon
Groupe Aoustin
Salwasser
C&H Mfg.
Chesterton
Syfer
Kesseltronics
Vertex Piston
National Cooler
Pullmaster
Vitech
RG Industries
◆OK International
CINOX
Kalyn/Siebert

2001

$282 MILLION

Bayne Machine
CPI
Adhoc
Schreiber
Comco
Tisma
◆Kurz-Kasch
Markpoint
Multitest
Carrillo
Glacier
Perfect Bore

2002

$100 MILLION

Impell
Brevetti Nettuno
Emco
◆Hover-Davis
Chambon
Acumen

2003

$362 MILLION

Airborne & Arell
Blitz M. Schneider
Temex
◆WARN Industries
Wabash Magnetics
Curt May

2004

$514 MILLION

Flexbar
SSE
Voltronics
Rasco AG
US Synthetic
Corning FC
Almatec
◆ Datamax

2005 YTD

Avborne
Rostone
Fas-Co
APG
C-Tech Energy
◆Colder Products

2

ACQUISITIONS: HISTORY Acquisitions as % of Revenue 9.4 Percentage - - - - - - - - - - - - -

ACQUISITIONS: DISCIPLINE CONTINUE TO USE A DISCOUNTED CASH FLOW ECONOMIC MODEL (IRR) ANNUAL REVIEW AND LESSONS LEARNED "ADD ON"CRITERIA CODIFIED SYNERGY INTEGRATION "STAND ALONE" CRITERIA UNCHANGED (BUT REINFORCED) MARKET LEADERSHIP "DEFENSIBLE DIFFERENTIATION" - BRAND NAME & IP GLOBAL 'AWARENESS' EXPERIENCED MANAGEMENT STRONG FINANCIAL PERFORMANCE

ACQUISITIONS: DISCIPLINE BOTH COLDER AND KNOWLES: FULLY MET CRITERIA STRONG CORE BUSINESSES HIGH GROWTH, NEW TECHNOLOGIES/ PRODUCTS BOTH EXPECTED TO EXCEED COST OF CAPITAL OVER TIME, BASED ON: HIGH OPERATING MARGINS STRONG NEAR TERM GROWTH

DIVESTITURES: CURRENT COMPLETED 3 DIVESTITURES YTD HYDRATIGHT SWEENEY (LARGE) SOMERO (MEDIUM) CHIEF INTAIRCO (SMALL) NET PROCEEDS: $135 MILLION SOME OTHERS STILL POSSIBLE

DIVESTITURES: HISTORY PERIOD NUMBER SIGNIFICANT P/T PROCEEDS (MM) 1990 - 1994 10 Waukesha Japan $150 1995 - 1999 10 Dover Elevator Dieterich Std $1,382 ($212 ex DEI) 2000 - 2005 YTD 20 AC Compressor Hydratight PRC Davenport DeStaCo-Mfg. $562

DIVESTITURES: DISCIPLINE DOVER'S PHILOSOPHY HAS EVOLVED 2 CATEGORIES 'PROACTIVE' 'REACTIVE' NEAR TERM: New "Subsidiary Strategy" will lead to additional "portfolio analysis" over the next 18-24 months. LONGER TERM: Expect the activity to moderate in both categories.

Dover Electronics Bob Livingston

Dover Electronics Sales Six months ended June 30, 2005 Operational Earnings Six months ended June 30, 2005 June '05 YTD June '04 YTD % Sales $ 277,085 $ 223,633 23.9 Reported Earnings $ 23,456 $25,034 (6.3) Margin % 8.5 11.2 Components 18069 Commercial Equipment 17753 Components 234070 Commercial Equipment 107578 Commercial Equipment Commercial Equipment Components Components

Dover Electronics 2Q 2005 YTD Market Activity NA core business slows New applications/Int'l activity expands Increased Business/Product Develop Brazil/Australia/China New products Commercial Equipment Components Market Activity Telcom: Flat vs. '04 Defense/Aerospace: Up 7% Performance improvement Integration and synergy ($ millions)

Performance Improvements - Components Integration/Synergy Initiatives Microwave Products Group: 4Q 2004 (K&L, Dow-Key) Factory focus - 2 newly appointed GM Sales Synergy - 2004: loss/2Q 2005: >10% margins < 20% work capital Ceramic Products Group: 2Q 2005 (Novacap, DLI, Voltronics) Material/Supply chain savings - Sales organization integration Mexico factory: 4Q 2005/1Q 2006 - 2-4 pt. margin improvement in 2006 Vectron/CFC consolidation Cost in 2005 - $5M - 20% investment reduction by YE '05 Benefit beyond: >$5M/year - 3-5 pt margin improvement in 2006

Triton Product Development New Products Second Half 2005/2006 Approved vendor list in China

Colder Products Acquired August 5, 2005 Premier developer/manufacturer of quick disconnect couplings (QDC's) Located in St. Paul, MN Founded in 1978 Pioneer and leader of QDC solutions Culture of Innovation/Technology 34 patents, 15 pending

Colder Proprietary Product Line Product line of over 4,000 highly engineered items A number of proprietary design features: Thumb latch: Audible "click" Integrated shutoff valves A variety of high performance materials

Colder's End Markets/Applications

Colder's "Smart Coupling" Applications Smart Couplings utilize RFID technology enabling the automatic exchange of data across a coupling at the exact time and location of connection Identification at the point of connection enables greater brand protection, inventory management, security and control Additional functionality such as integrated sensors will further enhance CPC's RFID capabilities and provide more robust solutions to customer problems

Colder Products Recent Results We Expect Continued Growth

Knowles Electronics Knowles is the worldwide leader in advanced micro-acoustic component products Founded in 1946, Knowles has leveraged its core acoustic technology to develop leading expertise in Hearing aid transducers (microphones/receivers) Low voltage IC design MEMS/Silicon design Precision assembly/packaging The company is headquartered in Itasca, IL with all manufacturing in Asia Knowles consists of 2 businesses: Knowles Electronics...the hearing aid business Knowles Semiconductor...the MEMS microphone business

Knowles Electronics - Hearing Aid Business Knowles is the dominant supplier of hearing aid transducers...and has used this leadership position to offer other key hearing aid components to their customers Knowles' attractive position is a result of its: Technology Leadership Cost Leadership Quality, service and delivery Knowles' growth prospects with electro-mechanical components (EMC) products are driven by: Cross-Selling Opportunities Technological Leadership 2005E EMC Share 2005E Transducer Share Source: Management. Source: Management.

Knowles Electronics - Hearing Aid Growth Drivers Hearing Aid and Transducer Growth Hearing Aids CAGR: 6.4% Transducers CAGR: 8.3% Demand Drivers The Hearing Health market is expected to expand at a CAGR of 6.4% over the next 5 years. Transducer growth, the main driver for Knowles, is expected to grow at a CAGR of 8.3% over this period (units in millions) Source: Carnegie Research. BAH Report Demand Drivers Addressable Population Growth 1. Demographic Trends Emerging Market Growth Device Improvements 1. Technological Advances Directional Sales Binaural Sales Improvement in Cosmetic Appearance

Other Applications Consumer Medical / PC Microphones (with Far Field / Intellisonic software) Specialty Transducers SiMic ECM Commercial Military Products

Knowles Semiconductor Microphone packaging allows for more aesthetic mobile device designs ECM has reached limit of technology MEMS microphones will lead as devices shrink even further and embed more functionality SiMic's manufacturing process: results in high yields and consistent performance from microphone to microphone Zero-Height SiSonic SiMic Wafer MEMS microphones (SiMic) offer substantial benefits over electro connect microphone (ECM)

Significant First-Mover Advantage in MEMS Microphones As the only production-capable MEMS microphone vendor, Knowles is the clear leader in the market and will continue to reap benefits as the MEMS microphone market grows MEMS CAGR: 85.0% ECM CAGR: 9.0% (millions of units) MEMS takes share from ECM Knowles projects significant growth as leader in MEMS-based microphones SiMic Growth Source: The Information Network, 2005. The compelling size and performance advantages offered by MEMS based microphones is driving rapid penetration Years 2005 -2008

Knowles Electronics Major Design Wins with SiMic Motorola First Sale in Sept 2004 RAZR First Phone At Least 30 Phones Designed with SiSonic New Phones Utilizing Zero Height and Standard Strategic Acoustics Supplier Sony Ericsson First Sale in Feb 2005 Four Phones in Production with SiSonic Five new phones using SiSonic in 1H 2006 Panasonic First Sale in March 2004 Replaced Panasonic Made Microphones Phones and Digital Still Cameras Using Zero Height Across All New Platforms Heavy Interest in New Products

Knowles Summary Professional/experienced management team Strong R&D program/culture of innovation R&D Staff > 100 Patent portfolio: 122, more pending Believed to be industry's lowest cost producer Has manufactured in Asia since 1989 Suzhou, China operations launched in 1997 Leading supplier of critical components (transducers) for hearing aids Opportunity to grow other EMC components Developing applications in other "hi-end" consumer/professional markets using transducer products/expertise First to introduce MEMS/Silicon microphone (SiMic) Proprietary designs Well-developed assembly/packaging processes Growing penetration into cell phone/other applications

Hearing Health Market Electromechanical Controls Market Mobile Handset Market Consumer Electronic Markets (annual unit sales in millions) ($ in millions) (annual unit sales in millions) (annual unit sales in millions) 5.2% CAGR 5.5% CAGR 17.9% CAGR Source: IDC, 2005. Source:IDC, 2005. Source: Carnegie Research. Source: Management. Hearing Aids CAGR: 6.4% Transducers CAGR: 8.3% Knowles is poised to capture a significant share as its markets evolve Serving Numerous Growth Markets 5.7% CAGR

Knowles Electronics Recent Results We Expect Continued Growth ($millions)

Dover Industries Tim Sandker - President

Dover Industries Sales Six months ended June 30, 2005 Operational Earnings Six months ended June 30, 2005 June '05 YTD June '04 YTD % Sales $ 455,247 $ 405,804 12.2 Op. Earnings $ 53,410 $47,254 13.0 Margin % 11.7 11.6 Service Equipment 37 Mobile Equipment 63 Service Equipment 41 Mobile Equipment 59 Service Equipment Service Equipment Mobile Equipment Mobile Equipment

Mobile Equipment Heil Trailer Aluminum and steel tank trailers, dry bulk carriers Heil Environmental Refuse collection bodies, dump truck bodies Marathon On-site waste management and recycling systems

Service Equipment Rotary Lift Vehicle lifts for automotive repair Chief Automotive Vehicle collision measuring and repair systems Koolant Koolers Industrial water chillers PDQ Vehicle wash systems

Dover Industries - Investment Landscape Solid Waste Mgmt - Market Size* * Source: Company Mgmt Solid Waste Management This segment is stable and global, characterized by significant breadth. Solid Waste generation is expected to grow 7% per person in U.S. through 2010. Certain waste segments are expected to grow at twice the current industry rate. Landfills are reaching capacity and many are not being replaced. Pressure to regulate landfills will drive more recycling and reduction processes. Safety and cost concerns are driving more automation.

Dover Industries - Investment Landscape Specialty Trailer This segment is sufficiently large and global in scope. Commodity transportation activity follows local economic trends with occasional cyclical spikes. Commercial Construction This industry's growth dynamics and cyclicality were contrary to our portfolio strategy resulting in the divestiture of Somero. Specialty Trailer - Market Size* * Source: Company Mgmt

Dover Industries - Investment Landscape Car Care Vehicle sales growing globally 2-3%. Rise in average annual miles driven. More sophisticated drive train platforms cause owners to prefer professional maintenance vs. "do-it-yourself". Advanced automotive finishes require more sophisticated car care needs. Car Care - Market Size* * Source: Company Mgmt $5.7 Billion

Heil Trailer International Participate in a $750 million global market Aluminum and steel liquid tank trailers Aluminum dry bulk trailers Specialty heavy haul trailers They currently have approximately 30% market share

Heil Trailer International Transitioned to a new management team New Sales and Marketing leadership New Manufacturing leadership New Engineering leadership Improved Operations Reduced manufacturing space 372,000 sq. ft. Reduced headcount 225 employees Improved on-time delivery Inventory turns Working Capital Improved margins and ROI significantly

Dover Industries Each company is analyzing its existing manufacturing processes to determine what is truly unique. Many have identified processes that are dedicated to complimentary components that are less critical to their value proposition. These less value added elements are being outsourced at lower cost and freeing up resources. With lean manufacturing efforts more focused on the higher value aspects of their products, less resource requirements and higher turn over of assets have resulted.

Operational Highlights BALANCING OUR CORE COMPETENCIES AND SUSTAINABLE MARKET REALITIES. This has resulted in Chief Sold Intairco product line - France 21,500 sq. ft. 18 employees. Heil Environmental Closed Phoenix AZ facility 134,200 sq. ft. 120 employees. Marathon Closed Leeds, AL facility 61,000 sq. ft. 25 employees. Heil Trailer Closed Lancaster, PA facility 133,000 sq. ft. 65 employees. Closed Fort Worth, TX facility 98,000 sq. ft. 50 employees. Closed Bilston, England facility 141,000 sq. ft. 110 employees.

Dover Industries - Metrics DII Metric Target YTD 2Q 2004 YTD 2Q 2005 Inventory Turns 8.0X 6.5X 7.2X Earnings Growth 10% N/A 13.0% Operating Margins 15% 11.6% 11.7% WC / Sales 20% 20.1% 18.1% ROI 25% 12.9%* 14.8%* * Includes corporate charges and purchase premium

Dover Diversified Bill Spurgeon - President

Industrial Equipment 265859.441 Process Equipment 192510.506 Dover Diversified Industrial Equipment 265859.441 Process Equipment 192510.506 Sales Six months ended June 30, 2005 Operational Earnings Six months ended June 30, 2005 June '05 YTD June '04 YTD % Sales $438,807 $ 354,635 24% Operating Earnings $ 49,884 $42,736 17% Operating Margin 11.4% 12.1% Process Equipment Industrial Equipment Industrial Equipment Process Equipment

Dover Diversified - Markets Diversified Mfg. Aerospace Construction Equipment Powersports Energy 145146 93286 108552 64022 28081 North America Europe Asia Rest of World 0.65 0.26 0.07 0.02

Industrial Equipment - Products Aerospace Components Cabs and Enclosures Motorsports Components

Process Equipment - Products Printing Press Steam Turbine District Heating Station HVAC System

Dover Diversified Strategic Focus Portfolio Management Acquired Avborne (1/2005)- Aerospace Component Repair Services Located in Miami, Florida (major MRO hub) Airlines look to outsource MRO activities Doubled the number of production shops for component overhaul support Strategic Divestitures Van Dam (06/2004), L&E (06/2004), Tranter Radiator (12/2004) Long-term performance and market concerns Opportune Divestiture Hydratight Sweeney Healthy company meeting Dover's metrics Business had improved due to strong oil & gas market Actuant had already started consolidating the market Price was attractive for Dover shareholders

Dover Diversified Strategic Focus Operational Excellence Enterprise-Wide Lean Activities Six Sigma Supply Chain Low Cost Sourcing / Manufacturing Manufacturing Sites: Mexico - Malaysia - India China - Slovakia Product Development Printing automation in newspaper market "Jumbo" brazed heat exchanger Commercialization of magnetic bearings Advanced materials

Commercial Aircraft Production 293 323 300 315 315 280 265 260 265 478 508 366 270 300 315 365 370 405 304 323 301 303 305 355 410 430 430 1,075 1,154 967 888 920 950 1,040 1,060 1,100 0 200 400 600 800 1,000 1,200 1,400 2000 2001 2002 2003 2004 2005E 2006E 2007E 2008E Airbus Boeing RJs Commercial aircraft production valued at $2.1 Trillion; 25,700 aircraft over 20 years Engine production (OEM + spares) valued at $550 Billion; 96,000 engines US military spending (procurement & RDT&E) at $145 Billion growing at ~4% per year World Aircraft Fleet (Passenger + Cargo) 12,000 13,000 14,000 15,000 16,000 17,000 18,000 19,000 20,000 21,000 22,000 1999 2000 2001 2002 2003 2004 2005E 2006E 2007E 2008E Source: Airline Monitor Platform Development - Aerospace

Global MRO spending $96B $52B Military $36B Commercial $8B Business & General Aviation The MRO market forecast to grow at 5.6% annually Airline outsource 50% with increases potential Engines and components represent 61% of MRO costs Both material intensive Avborne focuses on component MRO Platform Development - Aerospace Engine 38% Airframe HM 15% Components 23% Line 24% 20% 40% 60% 80% Materials Parts Repair Labor Other Source: Company Mgmt

SARGENT Sargent Aerospace Platform ENGINE GROUP AFTERMARKET GROUP SYSTEMS & COMPONENT GROUP POTENTIAL GROUPS Avionics, Interiors, Electronics, Structures Expand Existing Platform Organic Growth Acquisition Growth Seek OEM opportunities that are engineered, profitable, long-term and provide aftermarket opportunities Design & Manufacture Highly Engineered Sole Source Full Service Broad Component Support End Use Knowledge LONG TERM PROFITABILITY OEM After Market

7% CAGR for U.S. Specialty Automotive Market over past 10 years. Categories within Specialty Automotive Accessories & Appearance 58% Racing & Performance 18% Wheels, Tires, & Suspension 24% ATVs are the largest segment within powersports market. CAGR over past 10 years ATV 14% Off-Road Motorcycles 15% On-Road Motorcycles 17% Platform Development - Motorsports Source: SEMA Source: Motorcycle Industry Council

Professional Racers Sportsman Racers Enthusiasts General Replacement Technology & Brand Influence Pricing Powersports Market Structure Platform Development - Motorsports

Additional opportunities in High Demand Aftermarket Components Platform Development - Motorsports Bundling of Rotating Components Pistons Connecting Rods Crankshafts Rings Cylinder Liners Bushings Exhaust Handlebars Grips Sprockets Chains Front Suspension

Dover Resources David Ropp - President

Dover Resources MATERIAL HANDLING GROUP FLUID SOLUTIONS GROUP OIL & GAS EQUIPMENT GROUP Energy Products Group

Dover Resources Sales Six months ended June 30, 2005 Operational Earnings Six months ended June 30, 2005 June '05 YTD June '04 YTD % Sales $ 765,904 $ 606,403 26 Op. Earnings $ 130,478 $102,661 27 Margin % 17.0 16.9 3rd Qtr 4th Qtr Oil & Gas Equipment 0.26 90 20.4 Fluid Solutions 0.37 34.6 31.6 Material Handling 0.37 45 43.9 Rest of World 399276 3rd Qtr 4th Qtr Oil & Gas Equipment 0.34 90 20.4 Fluid Solutions 0.33 34.6 31.6 Material Handling 0.33 45 43.9 Rest of World 399276

Dover Resources STRATEGIC DIRECTION Insure that existing companies have a well defined strategy. Balance operational excellence with revenue growth. Build significantly larger platform companies. Develop stronger management succession process. Acquire companies in "Target Market Segments." Divest those businesses that cannot sustain Dover Metrics.

Dover Resources STRATEGIC IMPERATIVES Operational Excellence Operate Existing Businesses to Achieve Dover Metrics (over time) Enhance the "High Performance" Culture & Organization Revenue Growth Develop and Introduce Technologically Superior Products Acquire "Bolt-on" Companies to Strengthen Existing Platforms Selectively Increase Global Presence Portfolio Management Evaluation of Business vs. Dover Metrics Evaluation of Business Strategy and Management Review "Market Dynamics" and "Competitive Leadership" Classify Underperforming Companies Improve or Divest

Dover Resources IMPROVED PERFORMANCE THROUGH OPERATIONAL EXCELLENCE Global Manufacturing at WARN

Dover Resources

MAQUILADORA IN SALTILLO, MEXICO

- **Reduce Costs**
  - Operational June 2005 with Projected Annual Savings of $3.5MM in 2006
  - Lower Costs – Labor, Steel, Local Components
- **Increase Production Capacity to Meet Market Demand**
  - Primarily Fabrication Products
  - Powersports (ATV) Snow Plows
  - Winch Mounts and Jeep Bumpers
- **Foundation for "Core" Production Capabilities in Future**
  - Winch Assembly
  - Central Location for High Volume WARN Customers





7

Dover Resources IMPROVED PERFORMANCE THROUGH OPERATIONAL EXCELLENCE Global Manufacturing at WARN Six Sigma at OPW Fueling Components

Dover Resources OPW SIX SIGMA DEVELOPMENT Timeline 1999 Cincinnati - 2002 North America - 2004 Worldwide Organizational Commitment Top Management Driven Involving all Employees 7 Black Belts (200 hours training over 4 months) 120 Green Belts (20 hours training) Focusing on Basic Problem Solving 31 Suppliers Trained as Green Belts Financial Impact $1.2 Million Annual Cost Savings Warranty Costs Reduced 52% 2000 2001 2002 2003 2004 2005 YTD Year 11.3 11.1 10.2 9.3 9 6.6 1999 2000 2001 2002 2003 2004 2005 YTD Year 31447 23763 9908 7634 1931 975 340

Dover Resources IMPROVED PERFORMANCE THROUGH OPERATIONAL EXCELLENCE Global Manufacturing at WARN Six Sigma at OPW Fueling Components Lean Manufacturing at Wilden

Dover Resources LEAN MANUFACTURING: Its Impact on Wilden High Sales Per Employee - $340,000 Industry Week World Class is $190,000/Employee Cross-Training (Lean = multi-disciplined, "rejuvenated" workforce with high productivity) High Velocity/Inventory Turns Currently Exceeds 6 Greater Agility/Few Bottlenecks (quick delivery - satisfied customers) Improved Customer Satisfaction Lead Time Delivery Performance

Dover Resources REVENUE GROWTH VIA NEW PRODUCT TECHNOLOGY Magnetic Actuated - Mechanically Cleaned Filters at RPA

Dover Resources Objective: Diversification, Reduce Dependence on Paper Market, Enter New Markets Focus Markets: Paints & Coatings, Food & Beverage, Manufacturing, Ethanol Product: Magnetically Coupled Filter (MCF) - Proprietary New Technology (1patent issued, 1 pending) Customer Benefits: Reduced Operating Costs, Increased Up-time ROI Under 12 Months In Most Cases Forecasted Sales: 2005: $2.0 mil 2006: $2.8 mil 2007: $3.7 mil 2007: $3.7 mil 2007: $3.7 mil 2007: $3.7 mil 2007: $3.7 mil 2007: $3.7 mil 2007: $3.7 mil 2007: $3.7 mil 2007: $3.7 mil 2007: $3.7 mil 2007: $3.7 mil 2007: $3.7 mil 2007: $3.7 mil 2007: $3.7 mil 2007: $3.7 mil 2007: $3.7 mil 2007: $3.7 mil 2007: $3.7 mil GROWTH THROUGH NEW PRODUCT DEVELOPMENT AT RPA

Dover Resources REVENUE GROWTH VIA NEW PRODUCT TECHNOLOGY Magnetic Actuated - Mechanically Cleaned Filters at RPA Pro Vane Process Pumps at Blackmer

Dover Resources Objective Expand Served and Enter New Markets in High Value Process Applications Focus Markets Chemical, Petroleum and Industrial - High Purity Chemicals, Acids, Additive Injection, Coatings, Polymers and AFFF Product Motor Speed Vane Pump Line (Provane) Proprietary New Design (2 Patents Pending) Customer Benefits Reliability, Efficiency, Industry Leading Low Viscosity Capability Forecasted Sales 2006: $1.5 mil 2006: $3.0 mil 2007: $4.8 mil GROWTH THROUGH NEW PRODUCT DEVELOPMENT AT BLACKMER

Dover Resources GROWTH THROUGH ACQUISITION US Synthetic Acquired (8/2004) by Energy Products Group

Dover Resources Attractive Market Oil and Gas Trends are Positive PDC Bits are Consumables Barriers to Entry are High Attractive Company Market Leader with Strong Momentum History of High Sustained Margins Strong Management Team Sales CAGR 9% Last 5 Years Defensible Differentiation Strong R&D and Test Capability Strong Customer Management Ability to Significantly Impact Customer Economics Seismic 30% Rig Cost 30% Mud/Fuel 17% Other 22% % of Drilling Cost Drill Bits 1% PDC Inserts 18% ($5,600) $30,000 Other Bit Costs & Profit Margin 82% ($24,600) "PDC inserts are 40%-50% of material cost for fixed cutter bits." - Product Manager, Bit Manufacturer % of Drill Bit Price Components of Drilling Cost Fixed Cutter Price Breakdown US SYNTHETIC ACQUISITION LEADING POSITION IN DIAMOND BITS

Dover Resources GROWTH THROUGH ACQUISITION US Synthetic Acquired (8/2004) by Energy Products Group Almatec Acquired (12/2004) by Wilden

Dover Resources Wilden Bolt-on Acquisition (Dec. 2004) Location: Dusseldorf, GmbH Attractive Market Semi Conductor Industry - "Metal Free" Solvent Transfer and Recovery Biotech Pharmaceutical Food High Purity - High Pressure Attractive Company Premium Products - Premium Prices No Product Overlap - Easy to Learn Doubled Wilden's Euro Presence (to $30M USD) Wilden's Distribution - Pull Products Globally LEADING PRODUCER METAL FREE DOUBLE DIAPHRAM PUMPS

Dover Resources GROWTH THROUGH ACQUISITION US Synthetic Acquired (8/2004) by Energy Products Group Almatec Acquired (12/2004) by Wilden C-Tech Acquired (6/2005) by Alberta Oil Tool

Dover Resources Attractive Market Oil and Gas Trends are Positive Continuous Rod - Fastest Growing Rod Sector Disruptive Technology Easy to Manufacture Globally Premium Priced Product Attractive Company Technology Innovator Business Model Includes Service Lower Cost Infrastructure Entrepreneurial Management Defensible Differentiation Impacts Customer Economics Impacts Customer Economics Impacts Customer Economics Impacts Customer Economics Impacts Customer Economics Impacts Customer Economics Impacts Customer Economics Impacts Customer Economics Impacts Customer Economics Impacts Customer Economics Impacts Customer Economics Impacts Customer Economics Impacts Customer Economics Impacts Customer Economics Impacts Customer Economics C-TECH ACQUISITION EXPANDS LEADING POSITION IN SUCKER RODS

Dover Resources PORTFOLIO MANAGEMENT Evaluation Process Classify Businesses vs. Dover Metrics Underperforming Companies Identified Evaluate if Business can Achieve and Sustain Dover Metrics Invest in Those with "Positive" Potential Divest Those with Limited Potential Divestitures Completed Wittemann (2/2003) - CO2 Generation Equipment Cyclical Project Business Limited Margin Potential - One European Competitor Duncan (6/2003) - Parking Meters Municipal Bid and Spec. Limited Differentiation and Growth Potential DE-STA-CO Manufacturing (9/2004) - Automotive Components No Proprietary Product Technology Severe Price Competition and Pressure from OEM Customers

Dover Resources CURRENT FOCUS COMPANIES WITH POSITIVE POTENTIAL Texas Hydraulics Significant Revenue Growth-After a Severe Slowdown in 2002-2003. Performance Enhanced by: Strengthened Management Team Customer Profitability Reviews Capital Investments Lean Iniatives DE-STA-CO Industries Low Asset Utilization and High Overhead SG&A Costs Performance Enhanced by: External Market Study Strengthened Management Team Reduction in Facilities Reduced Product Proliferation Product Line Divestitures

Dover Resources SUSTAINING IMPROVED PERFORMANCE Continued Evolution of High Performance Culture Relentless Pursuit of Performance that Exceeds Dover Metrics Growth through Internal Development and Acquisition Portfolio Management at All Levels Operating Company Individual Business Unit Product Line Strong Management Development & Succession

Dover Systems Ralph Coppola - President

Dover Systems Sales Six months ended June 30, 2005 Operational Earnings Six months ended June 30, 2005 June '05 YTD June '04 YTD % Sales $ 354,219 $ 306,662 15.5 Op. Earnings $ 44,648 $31,492 41.8 Margin % 12.6 10.3 Food Equipment 69 Packaging 31 Food Equipment 73 Packaging 27 Packaging Packaging Food Equipment Food Equipment

Dover Systems - Markets Food Equipment Packaging 0.69 0.31 North America Europe Asia Rest of World 0.83 0.12 0.02 0.03 Packaging Food Equipment

Dover Systems Products Food Equipment- Refrigeration Display merchandisers Cooking Ventilation Food preparation Electrical distribution Packaging Equipment- High speed container necking and trimming equipment Packaging automation systems Packaging closure systems

Supermarket 42% Commercial 41% Institutional 17% Food Equipment Size $6Billion* Institutional Healthcare Schools Correctional Military Commercial Restaurants Full service Quick service Hotel/Motel Recreation Served Market * Source: Company Mgmt

Market Dynamics and Trends Food Equipment Market Dynamics Demographics, shifting population Housing starts Interest rates Labor costs Green initiatives Food Quality, Safety Equipment Reliability Market Trends Stable, mature markets Growth of mass merchandisers Consolidation Energy awareness, environmental sensitivity - coolants Focus on total cost reduction - labor/utilities Training Advanced food preparation systems

Packaging Equipment Closure Systems 15% Necking & Trimming Equip 10% Size $2 Billion* Automated Packaging Equipment 75% Served Market Necking & Trimming Beverage Cans Plastic Containers Automated Packaging Pharmaceutical Agricultural Food Beverage Closure Systems Meat & Poultry Processors Environmental Horticultural * Source: Company Mgmt

Market Dynamics and Trends Packaging Equipment Dynamics Food safety, nutrition Regulations Multiple container sizes Unique packaging solutions Consumer preferences Market Trends Fewer large processors Faster production speeds Quick production changeovers Increased complexity and sophistication of equipment Global can line consolidations, closures

Dover Systems Why These Markets? Stable Opportunities for growth through execution and technology Barriers to entry Cash generation Potential to outperform competition

"Progress Report" Leadership Changes Product Rationalization Maximizing Plant Utilization Shared: Strategies Product/Technology Development Green Initiatives Improved Performance Sales +16% Earnings +42% Margins +230 BPs ROI +8% WC +5% (19%) Turns +5% "PERFORMANCE COUNTS" YTD '05 / YTD '04

What's Next Oversight Continue to assess our current markets and companies for long term growth. Engaged an independent firm to analyze or assess other segments for growth (i.e. medical equipment). "EXECUTION" Vision/Strategy

Dover Technologies Dave Van Loan

Dover Technologies Sales Six months ended June 30, 2005 Operational Earnings Six months ended June 30, 2005 Circuit Assembly & Test Circuit Assembly & Test Product Identification Product Identification

Dover Technologies - Markets End-Markets CAT 63% Product ID 37% Geographic Markets Europe 31% North America 27% Asia 34% Rest of World 8%

Total 2004 = $5,170 M Total 2009 = $7,340 M CAGR = 7% Market share = Low single digits Direct Marking Series 1 Product 0.33 Aftermarket captive 0.67 After- Market (ribbons & labels) $3,470 M 67% Equipment $1,700 M 33% Series 1 Product 0.54 Aftermarket 0.46 After- Market $1,100 M 49% Equipment $1,150 M 51% Total 2004 = $2,250 M Total 2009= $ 3,020 M CAGR = 6% Market share = mid teens Bar Code Labeling Product ID Series 1 Scanner Product 0.35 Direct Marking 0.2 Bar Cod printing, labeling 0.45 Direct Marking $2.250B 20% Bar Code Labeling $5.170B 45% Scanning & PDCT $4.020B 35% Product Identification Market Total 2004 = $11.450 B Total 2009 = $16.280 B CAGR = 7% Source: Venture Development Corp - Dover internal data

Product Identification Markets are Driven by Global Supply Chain Management Manufacturing Retail - Point of Sale Logistics - Warehouse Lot #, Item # Best before Manufacturing site, time EAN/UCC Code Software Integration ERP Pallet Serial Shipping Container Code Middleware

RFID (Radio Frequency Identification) Adds New Dimension to Product ID Market Manufacturing Retail - Point of Sale Logistics - Warehouse Lot #, Item # Best before Manufacturing site, time EAN/UCC Code Software Integration ERP Pallet Serial Shipping Container Code Middleware Mark Label Verify Mark Read/Scan Read/Scan Capture Data Collect & Exchange Data with Business Information Systems RFID

Product Identification Platform Built over last 10 years Key Statistics: 2005 Annualized Sales: Approaching $500 million Investment: ~ $410 million Key Products: Continuous Ink Jet (CIJ) - major worldwide share (#2) DOD, TTOL, P&A, - Strong position Barcode printers, Laser - growing position Consumables Initiatives: Global logistics platform with manufacturing & sourcing in Europe, US and China New generation of core CIJ products

Product ID - Building a Platform Results 15% CAGR Sales 2000-2005 (TTM) Approaching $500 million in annualized sales Highly profitable Good balance of equipment/consumables Still many good acquisition targets

Market Segments CAT PCB Assembly 41% Semiconductor 18% Bare Board 4% Product ID 37% Dover Technologies Sales Six Months Ended June 2005

SEMI versus CAT Bookings Source: Semi

Forecast Source: Prismark

Test Platform Built over last 9 years Key Statistics: 2005 Annualized Sales: $300+ million Investment: ~ Approximately $400 million Key Products: Printed circuit board - Testers, fixtures, probes Semiconductor - Handlers, fixtures, sockets Key Customers: Large multi-national OEMs Global EMS's, CEM's, ODM's

Building a Test Platform

Test Platform Results 15% CAGR Sales 1996-2005 (TTM) ECT was Dover's largest earnings company in 2004 Over $300 million in sales Good balance of equipment/consumables Many acquisition targets remain

Update on Assembly Companies Screen Printing and Soldering Clear Market Leadership 2005 (TTM): sales approach 2000 levels; margins exceed 1999 levels Successful new products Positive impact of "lead free" initiative Continued globalization Core Assembly Business New President Profitable, but challenged

Summary Performance Counts Build on our successful platforms Focus on Dover Metrics, and companies with the potential to meet these objectives Grow with the four new CAT company presidents Universal, Vitronics Soltec, ECT, OK International Invest in products and companies that dampen the technology cycles.